Exhibit 99.1

RenovoRx Closes $11.1 Million Private Placement,

Providing Cash Runway into 2026

With $17.2 million in gross proceeds raised since the beginning of 2024, RenovoRx has sufficient funding to advance pivotal Phase III clinical trial and expand development pipeline into additional cancer indications

LOS ALTOS, CA – April 15, 2024 – RenovoRx, Inc. (“RenovoRx” or the “Company”) (Nasdaq: RNXT), a clinical-stage biopharmaceutical company developing novel precision oncology therapies based on a local drug-delivery platform, today announced the closing of its previously announced private placement of approximately $11.1 million in gross proceeds.

Shaun Bagai, Chief Executive Officer of RenovoRx, stated, “We believe our recent financing achievements mark a critical milestone for RenovoRx. Our April and January 2024 private placements, in which we raised $17.2 million in total gross proceeds, strengthen our balance sheet and energize our drive towards knowable value creation events over the next two years. These include: first, the continuation of our pivotal Phase III TIGeR-PaC clinical trial in locally advanced pancreatic cancer towards a second interim readout and ultimate completion; second, the expansion of our TAMP clinical development pipeline into additional cancer indications; and third, our ongoing exploration of new commercial business development opportunities with our therapeutic technologies. These investments in our Company validate our vision to build a better way to treat difficult-to-access cancers for not only oncology patients, but their clinicians and loved ones, all as we seek to drive value for our stockholders.”

Mr. Bagai added, “We are proud of our achievements to date and grateful for the support of our existing and new investors. With this support, our team will continue its commitment to improving patients’ lives and lifespans by delivering therapies that have the potential to revolutionize the current paradigm of cancer care.”

The TIGeR-PaC study is an ongoing randomized multi-center study in locally advanced pancreatic cancer (LAPC) using the Company’s patented Trans-Arterial Micro-Perfusion (TAMP) platform to evaluate the Company’s first product candidate, RenovoGem™, a novel oncology drug-device combination product. The study is comparing treatment with TAMP to the current standard of care (systemic intravenous chemotherapy). RenovoRx expects that the second interim analysis for this study will be triggered by the 52nd event in the trial, which is estimated to occur in late 2024.

Newbridge Securities Corporation acted as sole placement agent for the transaction. Ellenoff Grossman & Schole LLP acted as legal counsel to RenovoRx, and McGuireWoods LLP acted as legal counsel to Newbridge Securities Corporation.

About RenovoRx, Inc.

RenovoRx is a clinical-stage biopharmaceutical company developing novel precision oncology therapies based on a proprietary local drug-delivery platform for high unmet medical need with a goal to improve therapeutic outcomes for cancer patients undergoing treatment. RenovoRx’s patented Trans-Arterial Micro-Perfusion (TAMPTM) therapy platform is designed to ensure precise therapeutic delivery to directly target the tumor while potentially minimizing a therapy’s toxicities versus systemic intravenous therapy. RenovoRx’s novel and patented approach to targeted treatment offers the potential for increased safety, tolerance, and improved efficacy. Our Phase III lead product candidate, RenovoGemTM, a novel oncology drug-device combination product, is being investigated under a U.S. investigational new drug application that is regulated by the FDA’s 21 CFR 312 pathway. RenovoGem is currently being evaluated for the treatment of locally advanced pancreatic cancer by the Center for Drug Evaluation and Research (the drug division of FDA.)

RenovoRx is committed to transforming the lives of patients by delivering innovative solutions to change the current paradigm of cancer care. RenovoGem is currently under investigation for TAMP therapeutic delivery of gemcitabine and has not been approved for commercial sale.

For more information, visit www.renovorx.com. Follow RenovoRx on Facebook, LinkedIn, and Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including but not limited to statements regarding (i) the anticipated use of proceeds from the private placements described herein and (ii) our clinical trials and studies, including anticipated timing, statements regarding the potential of RenovoCath®, RenovoGem™ or TAMP™ or regarding our ongoing TIGeR-PaC Phase III clinical trial study in LAPC, and (iii) the potential for our product candidates to treat or provide clinically meaningful outcomes for certain medical conditions or diseases. Statements that are not purely historical are forward-looking statements. The forward-looking statements contained herein are based upon our current expectations and beliefs regarding future events, many of which, by their nature, are inherently uncertain, outside of our control and involve assumptions that may never materialize or may prove to be incorrect. These may include estimates, projections and statements relating to our research and development plans, clinical trials, therapy platform, business plans, financing plans, objectives and expected operating results, which are based on current expectations and assumptions that are subject to known and unknown risks and uncertainties that may cause actual results to differ materially and adversely from those expressed or implied by these forward-looking statements. These statements may be identified using words such as “will,” “may,” “expects,” “plans,” “aims,” “anticipates,” “believes,” “forecasts,” “estimates,” “intends,” and “potential,” or the negative of these terms or other comparable terminology regarding RenovoRx’s expectations strategy, plans or intentions, although not all forward-looking statements contain these words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, that could cause actual events to differ materially from those projected or indicated by such statements, including, among other things: (i) circumstances which would adversely impact our ability to efficiently utilize the net proceeds of the private placement described herein, (ii) the timing of the initiation, progress and potential results (including the results of interim analyses) of our preclinical studies, clinical trials and our research programs; (iii) the possibility that interim results may not be predictive of the outcome of our clinical trials, which may not demonstrate sufficient safety and efficacy to support regulatory approval of our product candidate, (iv) that the applicable regulatory authorities may disagree with our interpretation of the data; research and clinical development plans and timelines, and the regulatory process for our product candidates; (v) future potential regulatory milestones for our product candidates, including those related to current and planned clinical studies; (vi) our ability to use and expand our therapy platform to build a pipeline of product candidates; (vii) our ability to advance product candidates into, and successfully complete, clinical trials; (viii) the timing or likelihood of regulatory filings and approvals; (ix) our estimates of the number of patients who suffer from the diseases we are targeting and the number of patients that may enroll in our clinical trials; (x) the commercialization potential of our product candidates, if approved; (xi) our ability and the potential to successfully manufacture and supply our product candidates for clinical trials and for commercial use, if approved; (xii) future strategic arrangements and/or collaborations and the potential benefits of such arrangements; (xiii) our estimates regarding expenses, future revenue, capital requirements and needs for additional financing and our ability to obtain additional capital; (xiv) the sufficiency of our existing cash and cash equivalents to fund our future operating expenses and capital expenditure requirements; (xv) our ability to retain the continued service of our key personnel and to identify, and hire and retain additional qualified personnel; (xvi) the implementation of our strategic plans for our business and product candidates; (xvii) the scope of protection we are able to establish and maintain for intellectual property rights, including our therapy platform, product candidates and research programs; (xviii) our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; (xix) the pricing, coverage and reimbursement of our product candidates, if approved; and (xx) developments relating to our competitors and our industry, including competing product candidates and therapies. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that we file from time to time with the Securities and Exchange Commission.

Forward-looking statements included herein are made as of the date hereof, and RenovoRx does not undertake any obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Contact:

KCSA Strategic Communications

Valter Pinto, Managing Director

T:212-896-1254

renovorx@kcsa.com